Prospectus Supplement	February 9, 2023

Putnam Multi-Asset Absolute Return Fund
Prospectuses dated February 28, 2022

On October 12, 2022, shareholders of the fund approved the merger of the Fund with and into Putnam Multi-Asset Income Fund. The merger is expected to close on or about February 21, 2023. In anticipation of the merger, the fund will be closed to new accounts on or about February 10, 2023 and to subsequent purchases on or about February 16, 2023. At any time before the close of the merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The Putnam RetirementReady Funds (the “RR Funds”) currently invest in the fund, among other Putnam funds. As part of a repositioning of the RR Funds (the “RR Funds Repositioning”) expected to occur on or about February 10, 2023, each RR Fund will redeem its entire investment in the fund (and all of the other underlying Putnam funds in which the RR Fund invests at the time of the RR Funds Repositioning). The RR Funds Repositioning and the merger are independent of one another, and the RR Funds Repositioning (and related redemption by the RR Funds of their investments in the fund) would have occurred whether or not shareholders of the fund had approved the merger.

As previously disclosed, the RR Funds Repositioning (and, specifically, the RR Funds’ redemption of their investments in the fund), paired with the operation of the fund’s negative performance adjustment, is expected to result in a significant reduction in the management fee paid by the fund. This is because the RR Funds’ redemption of their investments in the fund is expected to significantly reduce the fund’s net assets, meaning that the dollar amount of the fund’s base management fee (0.72% of monthly net assets) following the RR Repositioning is expected to be reduced proportionately. However, the fund’s performance adjustment is determined by applying the performance adjustment rate to the fund’s average net assets over the 36-month performance period. The RR Funds Repositioning is expected to result in the fund’s monthly net assets declining significantly, but this will have only a very small impact on the fund’s average net assets over the 36-month performance period. This means that anticipated negative performance adjustment amounts will be much larger relative to the base management fee than was the case before the RR Funds Repositioning. Accordingly, the redemption will result in a substantial decrease in effective management fee rate for the fund shareholders relative to the current management fee rate. The tables below reflect the anticipated annual fund operating expenses of the fund as of February 10, 2023 (following the redemption of the RR Funds’ investments in the fund but before the merger) and, effective February 10, 2023, will replace, in its entirety, corresponding tables in the fund’s prospectus. Upon the closing of the merger, expected to occur on or about February 21, 2023, shareholders of the fund will become shareholders of Putnam Multi-Asset Income Fund.

332816 2/23

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Acquired	Total annual
	Management	and service	Other	fund fees and	fund operating
Share class	fees <	(12b–1) fees	expenses	expenses@	expenses
Class A	0.08%	0.25%	0.36%	0.03%	0.72%
Class B	0.08%	1.00%	0.36%	0.03%	1.47%
Class C	0.08%	1.00%	0.36%	0.03%	1.47%
Class P	0.08%	N/A	0.18%	0.03%	0.29%
Class R	0.08%	0.50%	0.36%	0.03%	0.97%
Class R6	0.08%	N/A	0.22%	0.03%	0.33%
Class Y	0.08%	N/A	0.36%	0.03%	0.47%

< Management fees are subject to a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of the ICE BofA U.S. Treasury Bill Index plus 500 basis points. Estimated as of February 28, 2022 but reflecting the redemption of the Putnam RetirementReady Funds’ investments in the fund (anticipated to occur on or around February 10, 2023).

@ Estimated as of February 28, 2022 but reflecting the redemption of the Putnam RetirementReady Funds’ investments in the fund (anticipated to occur on or around February 10, 2023).

Example

The following hypothetical examples are intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in a fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that each fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$644	$792	$953	$1,418
Class B	$650	$765	$1,003	$1,554
Class B (no redemption)	$150	$465	$803	$1,554
Class C	$250	$465	$803	$1,554
Class C (no redemption)	$150	$465	$803	$1,554
Class P	$30	$93	$163	$368
Class R	$99	$309	$536	$1,190
Class R6	$34	$106	$185	$418
Class Y	$48	$151	$263	$591

Shareholders should retain this Supplement for future reference.